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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): March 17, 1999



                              STARBASE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                      0-25612                 33-0567363
(State or Other Jurisdiction of (Commission File Number)   (I.R.S. Employer
        Incorporation)                                      Identification No.)


      4 Hutton Centre Drive, Suite 800
            Santa Ana, California                                   92707
  (Address of Principal Executive Offices)                       (Zip Code)

                                 (714) 445-4400
              (Registrant's telephone number, including area code)

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         This  Current  Report on Form 8-K is filed by StarBase  Corporation,  a
Delaware corporation (the "Company"), in connection with the matters described herein.

Item 4.  Changes in Registrant's Certifying Accountant

         (a)      Previous independent accountants

                  (i)  On  March  17,  1999,  StarBase   Corporation   dismissed
PricewaterhouseCoopers LLP as its independent accountants.

                  (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that such reports contain an explanatory paragraph relating to the ability of StarBase Corporation to continue as a going concern.

                  (iii) The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

                  (iv) In connection with its audits for the two most recent fiscal years and through March 17, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

                  (v) During the two most recent fiscal years and through March 17, 1999, there have been no reportable events (as defined in Regulation S-K
Item 304(a)(1)(v)).

                  (vi) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 23, 1999, is filed as Exhibit 16 to this Form 8-K.

         (b)      New independent accountants

                  (i) The Registrant engaged Deloitte & Touche LLP as its new independent accountants as of March 17, 1999. During the two most recent fiscal years and through March 17, 1999, the Registrant has not consulted Deloitte & Touche LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Deloitte & Touche LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 7.  Exhibits

         16.1  Letter  from   PricewaterhouseCoopers  LLP  regarding  change  in
certifying accountant.


                                       -2-

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            STARBASE CORPORATION
                                            (Registrant)

March 23, 1998                              By: /s/ Douglas S. Norman
                                                --------------------------------
Date                                            Douglas S. Norman
                                                Director of Finance
                                                Chief Accounting Officer


                                       -3-

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                                 EXHIBIT INDEX



Exhibit No.                    Description
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16.1
                      Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.